UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017

CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)

Maryland	001-34693	27-1200777
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Lakeview Avenue, Suite 200 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
(561) 802-4477
(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b.2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events.
On November 6, 2017, Chatham Lodging Trust (the “Company”) and Chatham Lodging, L.P. entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc. (the “Underwriter”), relating to the issuance and sale of 5,000,000 of the Company’s common shares of beneficial interest, par value $0.01 per share. The Company granted an option to the Underwriter, exercisable for 30 days after the date of the Underwriting Agreement, to purchase an additional 750,000 common shares of beneficial interest. The public offering price of the common shares in the offering was $21.90 per share. The closing of the offering occurred on November 9, 2017.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company. The Company also agreed to indemnify the Underwriter against certain specified types of liabilities, including liabilities under the Securities Act of 1933, and to contribute to payments the Underwriter may be required to make in respect of these liabilities.

The Shares were issued pursuant to the Company’s registration statement on Form S-3 (File No. 333-215418), which was automatically effective upon filing with the Securities and Exchange Commission on January 4, 2017.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the description of the Underwriting Agreement contained herein is qualified in its entirety by reference to such exhibit. In connection with the filing of the Underwriting Agreement, the Company is filing the opinion of its special Maryland counsel, Venable LLP, as Exhibit 5.1 hereto.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.    The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 6, 2017, by and among Chatham Lodging Trust, Chatham Lodging, L.P. and Barclays Capital Inc.
5.1	Opinion of Venable LLP regarding legality of shares.
23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

November 9, 2017	By:	/s/ Jeremy B. Wegner

Name: Jeremy B. Wegner
Title: Senior Vice President and Chief Financial Officer